UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 9, 2018

Independence Bancshares, Inc.
(Exact name of registrant
as specified in its charter)

South Carolina	333-121485	20-1734180
(State or other	(Commission	(I.R.S. Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

500 East Washington Street, Greenville, South Carolina, 29601
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (864) 672-1776

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On January 9, 2018, Independence Bancshares, Inc. (the “Company”) held a special meeting of its shareholders (the “Special Meeting”).

Of the 20,502,760 shares of common stock outstanding and entitled to vote at the Special Meeting, 16,357,186 were present in person or by proxy, and the following matters were voted upon and approved by the holders of our common stock at the Special Meeting:

1.	Proposal to approve the Agreement and Plan of Merger, dated as of September 25, 2017, by and among First Reliance Bancshares, Inc., FR Merger Subsidiary, Inc. and the Company (the “Merger Agreement”).

For	Against	Abstain	Broker Non-Votes
13,983,918	2,309,268	64,000	--

Of the 8,425 shares of Series A Preferred Stock outstanding and entitled to vote at the Special Meeting, 7,925 were present in person or by proxy, and the following matters were voted upon and approved by the holders of our Series A Preferred Stock at the Special Meeting:

1.	Proposal to approve the Merger Agreement.

For	Against	Abstain	Broker Non-Votes
7,925	--	--	--

Of the 20,502,760 shares of common stock outstanding and entitled to vote at the Special Meeting and the 8,425 shares of Series A Preferred Stock outstanding and entitled to vote at the Special Meeting (each of which votes with the common stock as a single class as to this proposal and entitles the holder to 1,250 votes), 26,263,436 were present in person or by proxy, and the following matters were voted upon and approved by our shareholders, voting as a single class, at the Special Meeting:

2.

Proposal to approve, on a non-binding advisory basis, the compensation that certain executive officers of the Company will receive under existing agreements or arrangements with the Company in connection with the merger.

For	Against	Abstain	Broker Non-Votes
23,469,253	2,685,883	108,300	--

A proposal to approve the adjournment or postponement of the Special Meeting, if necessary or appropriate, including to solicit additional proxies to approve the Merger Agreement, was not voted on because the proposal to approve the Merger Agreement had passed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDEPENDENCE BANCSHARES, INC.

Dated: January 9, 2018	By:	/s/ Martha L. Long
Name: Martha L. Long
Title: Chief Financial Officer